Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended December 31, 2015
FRANKLIN, Tenn., February 25, 2016 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) today announced results for the three months ended December 31, 2015.  Normalized FFO for the three months ended December 31, 2015 totaled $0.37 per diluted common share.  The Company reported net income for the fourth quarter of approximately $121,000.

Highlights include:

•
During the fourth quarter of 2015, the Company acquired eight properties and its new corporate office for a total purchase price of $29.9 million. The eight properties, located in five states, total approximately 214,000 square feet and were 97.7% leased upon acquisition.

•	A quarterly common stock dividend of $0.3775 per common share was declared on February 8, 2016. This dividend is payable on March 4, 2016 to shareholders of record on February 19, 2016.

About Community Healthcare Trust Incorporated
Community Healthcare Trust is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States.  The Company had investments of approximately $143.9 million in 41 real estate properties as of December 31, 2015, located in 18 states and total approximately 789,500 square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.communityhealthcaretrust.com.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands, except per share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Real estate properties:
Land	$13,216	$—
Buildings, improvements, and lease intangibles	119,716	—
Personal property	35	—
Total real estate properties	132,967	—
Less accumulated depreciation	(5,203)	—
Total real estate properties, net	127,764	—
Cash and cash equivalents	2,018	2
Mortgage note receivable, net	10,897	—
Other assets, net	2,124	—
Total assets	$142,803	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$17,000	$—
Accounts payable and accrued liabilities	812	—
Other liabilities	2,721	—
Total liabilities	20,533	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 7,596,940 and 200,000 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	76	2
Additional paid-in capital	127,578	—
Cumulative net income (deficit)	(1,456)	—
Cumulative dividends	(3,928)	—
Total stockholders’ equity	122,270	2
Total liabilities and stockholders' equity	$142,803	$2

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND 2014,
THE YEAR ENDED DECEMBER 31, 2015 AND
FOR THE PERIOD FROM MARCH 28, 2014 (INCEPTION) THROUGH DECEMBER 31, 2014
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended	For the Period March 28, 2014 (inception) through
	2015	2014	December 31, 2015	December 31, 2014
REVENUES
Rental income	$3,050	$—	$6,364	$—
Tenant reimbursements	1,202	—	1,964	—
Mortgage interest	304	—	304	—
	4,556	—	8,632	—

EXPENSES
Property operating	1,123	—	2,012	—
General and administrative	646	—	2,472	—
Depreciation and amortization	2,416	—	5,204	—
Bad debts	71	—	71	—
	4,256	—	9,759	—
OTHER INCOME (EXPENSE)
Interest expense	(183)	—	(364)	—
Interest and other income, net	4	—	35	—
	(179)	—	(329)	—
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$121	$—	$(1,456)	$—

INCOME (LOSS) PER COMMON SHARE:
Net income (loss) per common share – Basic	$0.02	$—	$(0.31)	$—
Net income (loss) per common share – Diluted	$0.02	$—	$(0.31)	$—
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	7,511,183	200,000	4,726,925	200,000
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	7,511,815	200,000	4,726,925	200,000

(1)
The Condensed Consolidated Statements of Comprehensive Income (Loss) do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO AND NORMALIZED FFO (1)
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2015	2014
Net income	$121	$—
Real estate depreciation and amortization	2,415	—
Total adjustments	2,415	—
Funds From Operations	$2,536	$—
Transaction costs	243	—
Normalized Funds From Operations	$2,779	$—
Funds from Operations per Common Share-Diluted	$0.34	$—
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$—
FFO Weighted Average Common Shares Outstanding	7,511,815	200,000

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT. In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to the Company's initial public offering and closing costs of properties acquired and mortgages funded. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated

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